UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2024

Tenax Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34600	26-2593535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Glen Lennox Drive, Suite 300

Chapel Hill, North Carolina 27517

(Address of principal executive offices) (Zip Code)

919-855-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TENX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2024, Tenax Therapeutics, Inc., (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) for a private placement (the “Private Placement”) with certain accredited investors party thereto (the “Purchasers”), pursuant to which the Company will issue and sell 1,450,661 shares (“Shares”) of its common stock, par value $0.0001 per share (“Common Stock”), and pre-funded warrants to purchase an aggregate of up to 31,882,671 shares of its Common Stock (the “Pre-Funded Warrants”), along with accompanying warrants (“Warrants”) to purchase an aggregate of up to 16,666,666 shares of its Common Stock (or, in lieu thereof, additional pre-funded warrants). The purchase price for each Share and accompanying Warrant is $3.00, with the accompanying Warrant having an exercise price of $4.50 (provided, the purchase price for each Pre-Funded Warrant and accompanying Warrant is $2.99, with the Pre-Funded Warrants having an exercise price of $0.01).

The Private Placement is expected to close on August 8, 2024. The expected gross proceeds of the Private Placement are approximately $100 million, before deducting the placement agent fees and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Private Placement to complete its ongoing Phase 3 LEVEL trial, to initiate all sites and advance enrollment in a second planned Phase 3 trial of oral levosimendan, and for working capital, capital expenditures, and other general corporate purposes. The proceeds from the Private Placement, combined with the Company’s current cash and cash equivalents, are expected to fund the Company’s operations through the end of 2027. The cash estimate is a preliminary estimate and is based on information available to management as of the date of the Private Placement, and these estimates could change.

The Pre-Funded Warrants are exercisable at any time after their original issuance and do not expire. The Warrants can be exercised at any time after their original issuance for shares of Common Stock, or in lieu thereof, additional Pre-Funded Warrants. The Warrants expire at the earlier of (i) 30 trading days following the date of the Company’s initial public announcement of topline data from its Phase 3 LEVEL trial (the “Topline Data Announcement”), (ii) immediately upon the exercise of the Pre-Funded Warrants if such exercise is prior to the Topline Data Announcement, provided that if the Pre-Funded Warrant is not exercised in full, the Warrant expires proportionally to the extent the Pre-Funded Warrant is exercised, and (iii) August 8, 2029. The Warrants and Pre-Funded Warrants include beneficial ownership limitations such that each Purchaser, together with its affiliates, will not own more than 4.99% (or, at the election of the Purchaser, not more than 19.99%) of the Company’s outstanding Common Stock immediately following the consummation of the Private Placement.

The Purchase Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. In addition, pursuant to the terms of the Purchase Agreement, the Company has agreed not to, subject to limited exceptions, offer, sell, transfer or otherwise dispose of the Company’s securities for a period of 90 days following the date of closing for the Private Placement set forth above.

Leerink Partners is acting as the lead placement agent for the Private Placement and is joined by Guggenheim Securities and William Blair as joint placement agents (together, the “Placement Agents”). ROTH Capital Partners is acting as financial advisor to the Company. As compensation in connection with the Private Placement, the Company paid the Placement Agents a cash fee of 6% of the aggregate gross proceeds raised in the Private Placement, certain capital market advisory fees, and reimbursement of certain expenses and legal fees.

In connection with the Purchase Agreement, the Company will enter into a registration rights agreement with the Purchasers, upon closing of the Private Placement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement registering for resale the shares of Common Stock and the shares of Common Stock underlying the Pre-Funded Warrants and Warrants issued pursuant to the Purchase Agreement. The Company has agreed to file such registration statement within 30 days of the closing date, and have such registration statement declared effective no later than the earlier of (i) 60 days following the closing date (or 120 days following the closing date, if the U.S. Securities and Exchange Commission (the “SEC”) notifies the Company that it will “review” the registration statement) and (ii) the fifth business day after the date the Company is notified by the SEC that the registration statement will not be reviewed. The Company also agreed to use reasonable efforts to keep such registration statement effective until the date the shares of Common Stock and the shares of Common Stock underlying the Pre-Funded Warrants and Warrants covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration.

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If the registration statement is not declared effective by the filing deadline, the Company will make pro rata payments to each Purchaser as liquidated damages in the amount equal to 1.0% of the aggregate amount invested by each Purchaser for the shares of Common Stock and shares of Common Stock underlying the Pre-Funded Warrants and Warrants then held by such Purchaser upon such date of failure and the same amount monthly thereafter until the registration statement is declared effective, subject to certain caps set forth in the Registration Rights Agreement.

The foregoing descriptions of the Pre-Funded Warrants, Warrants, Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are subject to, and qualified by, the full text of such documents, copies of which are filed as Exhibits 4.1, 4.2, 10.1, and 10.2, respectively, and incorporated by reference herein.

The transaction documents are attached hereto as exhibits to provide interested persons with information regarding the terms of the Private Placement, but are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the transaction documents were made only for purposes of the Private Placement as of specific dates indicated therein, were solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of such agreements.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Based in part upon the representations of the Purchasers in the Purchase Agreement, the offering and sale of the securities was made in reliance on the exemption afforded by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The securities issued in the Private Placement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities in the Private Placement did not involve a public offering and was made without general solicitation or general advertising. The Purchasers represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release the Company issued on August 6, 2024 announcing the pricing of the Private Placement. Attached hereto as Exhibit 99.2 and incorporated herein by reference is a corporate presentation that the Company plans to use with various investors and analysts.

Following closing of the Private Placement, the Company is expected to have a total of 3,408,906 shares of its Common Stock issued and outstanding.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the Company’s cash runway, the intended use of the net proceeds from the Private Placement, the filing and timing of a resale registration statement and the Company’s plans regarding future clinical trials. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: risks associated with market conditions and the satisfaction of closing conditions related to the Private Placement; risks associated with the Company’s cash needs; and risks and uncertainties associated with the Company’s business and finances in general; and other risks and uncertainties set forth from time to time in the Company’s SEC filings. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant to Purchase Common Stock.

4.2	Form of Warrant to Purchase Shares of Common Stock or Pre-Funded Warrants.

10.1	Form of Securities Purchase Agreement, dated August 6, 2024, by and among Tenax Therapeutics, Inc. and the investors signatory thereto.

10.2	Form of Registration Rights Agreement.

99.1	Press Release, dated as of August 6, 2024.

99.2	Corporate Presentation of August 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2024	Tenax Therapeutics, Inc.

	By:	/s/ Christopher T. Giordano
Christopher T. Giordano
President and Chief Executive Officer

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